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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported):      September 24, 2007

                        Loral Space & Communications Inc.

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     1-14180               87-0748324

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(State or other jurisdiction         (Commission          (I.R.S. Employer
      of incorporation)             File Number)         Identification No.)

              600 Third Avenue
             New York, New York                               10016

  -----------------------------------------               ------------
  (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:      (212) 697-1105


           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     As previously reported by Loral Space & Communications Inc. (the "Company"), on August 7, 2007, the Company, Loral Skynet Corporation ("Skynet"), a wholly-owned subsidiary of the Company, and 4363205 Canada Inc. ("Holdco"), a Canadian entity that will be owned by subsidiaries of the Company and the Public Sector Pension Investment Board, entered into an Asset Transfer Agreement (the "Asset Transfer Agreement"), pursuant to which, among other things, Skynet agreed to transfer substantially all of its assets to Holdco, and Holdco agreed to assume the principal amount of Skynet's 14% Senior Secured Cash/PIK Notes due 2015 (the "Notes"), or up to $126,000,000 of principal amount of a loan incurred to redeem the Notes, and substantially all of its liabilities relating to the business conducted by Skynet with the transferred assets.

     Also as previously reported by the Company, on September 4, 2007, Skynet entered into a Loan and Security Agreement with Valley National Bank for the purpose of making available to Skynet a loan (the "Redemption Loan") in the principal amount of $141,050,000 to fund the redemption of the Notes. The Notes were redeemed on September 5, 2007 with the proceeds of such Redemption Loan.

     On September 24, 2007, Holdco, the Company and Skynet entered into Amendment No. 1 to the Asset Transfer Agreement (the "Amendment"). The Amendment provides for Holdco to assume the full principal amount of $141,050,000 under the Redemption Loan, rather than up to $126,000,000. As was the case with respect to the assumption of the principal amount of the Notes or up to $126,000,000 of principal amount of a loan incurred to redeem the Notes, under the Asset Transfer Agreement, such assumption by Holdco of the full principal amount of $141,050,000 under the Redemption Loan will result in a corresponding reduction of the agreed valuation of Skynet's transferred assets that is set forth in the Asset Transfer Agreement.

     The foregoing discussion of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Form 8-K as
Exhibit 10.1, and is incorporated in this Item 1.01 by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

           ------- --- ---------------------------------------------------------
           Exhibit
           Number                                       Description
           ------                                       -----------
           ------- --- ---------------------------------------------------------
            10.1 Amendment No. 1 to Asset Transfer Agreement, dated as of September 24, 2007, by and among 4363205 Canada Inc., Loral Skynet Corporation and Loral Space & Communications Inc.
           ------- --- ---------------------------------------------------------

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  September 27, 2007          LORAL SPACE & COMMUNICATIONS
                                    INC.



                                   By:   /s/ Janet T. Yeung
                                      ------------------------------------------
                                      Name:   Janet T. Yeung
                                      Title:  Vice President, Deputy General
                                              Counsel and Assistant Secretary

                                  EXHIBIT INDEX

           ------- --- ---------------------------------------------------------
           Exhibit
           Number                                       Description
           ------                                       -----------
           ------- --- ---------------------------------------------------------
            10.1 Amendment No. 1 to Asset Transfer Agreement, dated as of September 24, 2007, by and among 4363205 Canada Inc., Loral Skynet Corporation and Loral Space & Communications Inc.
           ------- --- ---------------------------------------------------------